Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: December-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconcilations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

___________________________
Signature of Debtor	Date

___________________________
Signature of Joint Debtor	Date

/s/ Robert Dunn	January 29, 2007
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY
included in this filing
THE THAXTON GROUP
03-13182 - 03-13213 December 31, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	13,100,248	—			13,100,248	158,945	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	7,476,062				7,476,062	9,850,000	461,898,996	414,511,238
Interest Income/Other Income	2,364,985				2,364,985	—	14,572,381	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(3,027,242)	3,027,242			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	6,813,805	3,027,242	—	—	9,841,047	9,850,000	522,773,777	415,732,238
Disbursements
Gross Payroll/Payroll Taxes		3,027,242			3,027,242	1,848,750	92,406,126	79,931,895
Sales, Use & Other Taxes	61,386				61,386		1,863,317	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	199,560				199,560		4,698,730	—
Insurance/Payroll WH paid from operating accounts	69,596				69,596	—	666,576	528,800
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,018,465				1,018,465	2,065,370	79,139,552	82,907,328
					—
Loan Proceeds/Expenses Related To Loans/Insurance	7,733,380				7,733,380	9,233,000	242,397,789	237,145,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	616,857				616,857	1,000,000	36,244,144	35,471,526
US Trustee Quarterly Fees	—				—	—	927,301	788,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	9,699,244	3,027,242	—	—	12,726,486	14,147,120	533,529,039	439,273,337
Net Cash Flow
(Receipts less Disbursements)	(2,885,440)	—	—	—	(2,885,440)	(4,297,120)	(10,755,262)	(23,541,099)
Cash - End of Month	10,214,809	—	—	—	10,214,809	(4,138,175)	10,214,808	(4,138,175)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							(0)	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 12/1	BUDGET 12/8	BUDGET 12/15	BUDGET 12/22	BUDGET 12/29	BUDGET MONTH DECEMBER
Beginning Cash	$158,945	$30,270	$(977,375)	$(2,577,525)	$(4,418,775)	$158,945
Cash Receipts
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	2,300,000	2,250,000	1,650,000	1,650,000	2,000,000	9,850,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	2,300,000	2,250,000	1,650,000	1,650,000	2,000,000	9,850,000

Cash Disbursements
Loan Proceeds Checks	1,850,000	1,900,000	1,875,000	2,050,000	1,250,000	8,925,000
Expenses related to Loans	80,000	40,000	85,000	63,000	40,000	308,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,930,000	1,940,000	1,960,000	2,113,000	1,290,000	9,233,000

						—

NET CASH RECEIPTS	370,000	310,000	(310,000)	(463,000)	710,000	617,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	49,000	56,000	138,000	42,000	35,000	320,000
Bank Charges	—	70	25,000	—	—	25,070
Claims Funding*	41,000	77,000	39,000	36,000	26,000	219,000
Company Auto	—	30,000	50	—	—	30,050
Computer Costs	3,000	13,500	4,000	4,500	3,000	28,000
Dues And Subscriptions	—	7,000	3,000	—	—	10,000
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	4,000	—	—	—	—	4,000
Fixed Assets	37,000	15,000	15,000	—	—	67,000
Forms & Printing	35,000	15,000	—	—	35,000	85,000
Insurance	20,500	500	15,500	500	20,500	57,500
Meals & Entertainment	—	14,000	—	—	50	14,050
Miscellaneous	750	8,750	4,750	3,750	750	18,750
Office Expense	6,150	2,150	2,150	2,050	2,150	14,650
Postage	8,175	15,175	8,200	8,200	8,200	47,950
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	—	27,000	—	—	27,000
Professional Fees-Ordinary Course	25,000	15,000	15,000	15,000	15,000	85,000
Rent	1,500	1,500	15,000	195,500	6,000	219,500
Repairs & Maintenance	5,100	4,000	5,000	3,000	3,000	20,100
Roadgard	—	—	60,000	—	—	60,000
Advertising	—	—	—	—	—	—
Taxes & Licenses	—	—	14,000	22,000	—	36,000
Telephone	—	20,000	11,500	50,000	20,000	101,500
Temporary Agency Staff	—	5,000	—	—	—	5,000
Board of Directors	3,500	—	—	—	—	3,500
Travel	1,000	20,000	1,000	3,000	1,000	26,000
Utilities	11,000	16,750	9,000	9,000	5,000	50,750

Total Operating Cash Disbursements	251,675	336,395	412,150	394,500	180,650	1,575,370

Other Items
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	16,750	—	16,750	—	33,500
Payroll Paid SMC	—	752,500	236,000	755,000	—	1,743,500
401K	35,000	—	—	—	36,750	71,750
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Carrier	—	—	430,000	—	—	430,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	247,000	981,250	878,000	983,750	248,750	3,338,750

						—
Cash from Operations						—
Total Collections	2,300,000	2,250,000	1,650,000	1,650,000	2,000,000	9,850,000
Total Disbursements	2,216,675	3,045,645	3,038,150	3,279,250	1,507,400	13,087,120

Net Cash from Operations	83,325	(795,645)	(1,388,150)	(1,629,250)	492,600	(3,237,120)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(212,000)	(1,060,000)

Net Change in Cash	(128,675)	(1,007,645)	(1,600,150)	(1,841,250)	280,600	(4,297,120)

Adjustment due to New Budget Period						—

Ending Cash	30,270	(977,375)	(2,577,525)	(4,418,775)	(4,138,175)	(4,138,175)

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for December - 06	JOINTLY ADMINISTERED

	Consolidated Totals	HOLDING COMPANY THAXTON GROUP, INC Corporate		HOLDING COMPANY Thaxton Operating Company All activity recorded at sub level	HOLDING COMPANY Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	13,100,248.44	12,583,888.66		—		516,359.78	(0.00)

				—
TICO Cash Collected	—	—				—	—
SM Cash Collected	7,476,061.62	—				7,476,061.62	—
TIG Cash Collected	—	—				—	—
TPF Cash Collected	—	—				—	—
TCL Cash Collected	—	—				—	—
Other Income Collected	2,364,985.09	2,363,826.34				—	1,158.75

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,841,046.71	2,363,826.34		—	—	7,476,061.62	1,158.75

		—				—	—
	—					—	—
CORRECTION OF BEGINNING BALANCES	—	—				—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	m	(5,507,654.53)			5,500,265.02	7,389.51
	—	—				—	—
	—					—	—

Total Cash Receipts and Transfers	9,841,046.71	(3,143,828.19)		—	—	12,976,326.64	8,548.26

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	7,484,351.58	—				7,484,351.58	—
Expenses related to Loans\Thaxton Insurance Group	249,028.64	—				249,028.64	—

Subtotal - Loans	7,733,380.22	—		—		7,733,380.22	—

		—				—	—
Cash Disbursements - Other	—	—				—	—
Advertising	222,737.07	—				222,737.07	—
Bank Charges	15,132.51	128.44				15,004.07	—
Claims Funding*	94,154.28	—				94,154.28	—
Company Auto	13,087.47	—				13,087.47	—
Computer Costs	63,266.41	3,647.00				59,619.41	—
Dues And Subscriptions	13,201.91	—				13,201.91	—
Equipment Rental	3,081.50	—				3,081.50	—
Fixed Assets	10,459.27	—				10,459.27	—
Forms & Printing	50,202.90	—				50,202.90	—
Insurance	69,596.32	2,135.88				67,460.44	—
Meals & Entertainment	13,299.42	130.59				13,168.83	—
Miscellaneous	9,553.34	—				9,553.34	—
Office Expense	10,321.15	1,182.00				9,139.15	—
Postage	48,525.07	490.75				48,034.32	—
Prepaid Software ABS	24,319.42	—				24,319.42	—
Professional Fees-Ordinary Course	25,093.67	16,145.99				8,947.68	—
Rent	199,559.82	4,647.50				194,912.32	—
Repairs & Maintenance	15,453.21	547.50				14,905.71	—
Seminars & Meetings	441.64	—				441.64	—
Taxes & Licenses	61,385.69	3,389.25				57,996.44	—
Telephone	79,164.49	1,136.43				78,028.06	—
Travel	8,847.72	—				8,847.72	—
Utilities	36,390.18	469.00				35,921.18	—
Interest to Finova	—	—				—	—
Payroll Paid TTG	369,777.33	361,229.07				—	8,548.26
Payroll Paid SMC	2,657,464.87	—				2,657,464.87	—
Restructuring Officer	48,000.00	48,000.00				—	—
Insurance Renewal	524.36	—				524.36	—
Credit Insurance Payments	428,759.09	—				428,759.09	—
Deposit to Lender	—	—				—	—
US Trustee	—	—				—	—
Bankruptcy Professionals	616,857.00	616,857.00				—	—
Other	(256,206.37)	(302,032.00)				45,825.63	—

Total Other Cash Disbursements	4,993,106.07	758,104.40		—		4,226,453.41	8,548.26

						—	—

TOTAL ALL CASH DISBURSEMENTS	12,726,486.29	758,104.40		—		11,959,833.63	8,548.26

	10,214,808.86	8,681,956.07		—		1,532,852.79	—

BANK ACCOUNT RECONCILED BALANCES:	10,214,808.86	8,681,956.07				1,532,852.79	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn January 29, 2007
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	13,100,248.44		—	13,100,248.44

TICO Cash Collected	—	—	—	—
SM Cash Collected	7,476,061.62	—	—	7,476,061.62
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	2,364,985.09	—	—	2,364,985.09
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	9,841,046.71	—	—	9,841,046.71

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,027,242.20)	3,027,242.20	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	6,813,804.51	3,027,242.20	—	9,841,046.71

Cash Disbursements - Loans
Loan Proceeds Checks	7,484,351.58			7,484,351.58
Expenses related to Loans\Thaxton Insurance Group	249,028.64			249,028.64

Subtotal - Loans	7,733,380.22	—	—	7,733,380.22

	—
Cash Disbursements - Other	—
Advertising	222,737.07		—	222,737.07
Bank Charges	15,132.51	—	—	15,132.51
Claims Funding*	94,154.28		—	94,154.28
Company Auto	13,087.47	—	—	13,087.47
Computer Costs	63,266.41	—	—	63,266.41
Dues And Subscriptions	13,201.91	—	—	13,201.91
Equipment Rental	3,081.50	—	—	3,081.50
Fixed Assets	10,459.27	—	—	10,459.27
Forms & Printing	50,202.90	—	—	50,202.90
Insurance	69,596.32	—	—	69,596.32
Meals & Entertainment	13,299.42	—	—	13,299.42
Miscellaneous	9,553.34	—	—	9,553.34
Office Expense	10,321.15	—	—	10,321.15
Postage	48,525.07	—	—	48,525.07
Prepaid Software ABS	24,319.42	—	—	24,319.42
Professional Fees-Ordinary Course	25,093.67	—	—	25,093.67
Rent	199,559.82	—	—	199,559.82
Repairs & Maintenance	15,453.21	—	—	15,453.21
Seminars & Meetings	441.64	—	—	441.64
Taxes & Licenses	61,385.69	—	—	61,385.69
Telephone	79,164.49	—	—	79,164.49
Travel	8,847.72	—	—	8,847.72
Utilities	36,390.18	—	—	36,390.18
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	369,777.33	—	369,777.33
Payroll Paid SMC	—	2,657,464.87	—	2,657,464.87
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	524.36	—	—	524.36
Credit Insurance Payments	428,759.09	—	—	428,759.09
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	616,857.00	—	—	616,857.00
Other	(256,206.37)	—	—	(256,206.37)

Total Other Cash Disbursements	1,965,863.87	3,027,242.20	—	4,993,106.07

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,699,244.09	3,027,242.20	—	12,726,486.29

	10,214,808.86	—	—	10,214,808.86

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	758,104.40
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	758,104.40

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for December-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	12,583,888.66	9,235,875.15	367,248.45	2,980,765.06	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	2,363,826.34	16,594.34		2,347,232.00	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	2,363,826.34	16,594.34	—	2,347,232.00	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,507,654.53)	(3,500,000.00)	—	(2,054,851.36)	47,196.83
	—
	—				—

Total Cash receipts	(3,143,828.19)	(3,483,405.66)	—	292,380.64	47,196.83

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	128.44	64.22		64.22
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	3,647.00			3,647.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	2,135.88			2,135.88
Meals & Entertainment	130.59			130.59
Miscellaneous	—			—
Office Expense	1,182.00			1,182.00
Postage	490.75			490.75
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	16,145.99			16,145.99
Rent	4,647.50			4,647.50
Repairs & Maintenance	547.50			547.50
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	3,389.25			3,389.25
Telephone	1,136.43			1,136.43
Temporary Agency Staff	—
Travel	—
Utilities	469.00			469.00
Interest to Finova	—
Payroll Paid TTG	361,229.07		314,032.24		47,196.83
Payroll Paid SMC	—
Restructuring Officer	48,000.00			48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	616,857.00			616,857
Other	(302,032.00)			(302,032.00)

Total Other Cash Disbursements	758,104.40	64.22	314,032.24	396,811.11	47,196.83

TOTAL ALL CASH DISBURSEMENTS	758,104.40	64.22	314,032.24	396,811.11	47,196.83

	8,681,956.07	5,752,405.27	53,216.21	2,876,334.59	—

Book Balance per bank rec.	8,681,956.07	5,752,405.27	53,216.21	2,876,334.59	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	12,583,888.66	—	—	12,583,888.66

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	2,363,826.34	—	—	2,363,826.34
Proceeds from the sales of the TICO Assets

SUBTOTAL	2,363,826.34	—	—	2,363,826.34

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,554,851.36)	47,196.83	—	(5,507,654.53)
			—	—
	—	—	—	—

Total Cash receipts	(3,191,025.02)	47,196.83	—	(3,143,828.19)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	128.44	—	—	128.44
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,647.00	—	—	3,647.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	2,135.88	—	—	2,135.88
Meals & Entertainment	130.59	—	—	130.59
Miscellaneous	—	—	—	—
Office Expense	1,182.00	—	—	1,182.00
Postage	490.75	—	—	490.75
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	16,145.99	—	—	16,145.99
Rent	4,647.50	—	—	4,647.50
Repairs & Maintenance	547.50	—	—	547.50
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	3,389.25	—	—	3,389.25
Telephone	1,136.43	—	—	1,136.43
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	469.00	—	—	469.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	314,032.24	47,196.83	—	361,229.07
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	616,857.00	—	—	616,857.00
Other	(302,032.00)	—	—	(302,032.00)

Total Other Cash Disbursements	710,907.57	47,196.83	—	758,104.40

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	710,907.57	47,196.83	—	758,104.40

	8,681,956.07	—	—	8,681,956.07

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for December-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for December-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Account				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for December-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other

Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for December-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for December-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for December-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for December-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	1,158.75	418.00	—	—	740.75

SUBTOTAL	1,158.75	418.00	—	—	740.75

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,389.51	(418.00)	—	—	7,807.51
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	8,548.26	—	—	—	8,548.26

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	8,548.26	—	—	—	8,548.26

TOTAL ALL CASH DISBURSEMENTS	8,548.26	—	—	—	8,548.26

		—	—	—	—

	—	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,158.75	—	—	1,158.75

SUBTOTAL	1,158.75	—	—	1,158.75

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,158.75)	8,548.26	—	7,389.51
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	8,548.26	—	8,548.26

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	8,548.26	—	8,548.26

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	8,548.26	—	8,548.26

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for December-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	1,158.75				418.00					740.75	1,158.75	—	—	1,158.75

SUBTOTAL	1,158.75	—	—	—	418.00	—	—	—	—	740.75

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,158.75)	—	—	—	(418.00)	—	—	—	—	(740.75)	(1,158.75)	—	—	(1,158.75)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—									—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—									—	—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,548.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$8,548.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for December-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	740.75	740.75			740.75	—	—	740.75

SUBTOTAL	740.75	740.75	—		740.75	—	—	740.75

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,807.51	(740.75)	8,548.26		(740.75)	8,548.26	—	7,807.51
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

TOTAL ALL CASH DISBURSEMENTS	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for December-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for December-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for December-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for December-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for December-06
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for December-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for December-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for December-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for December-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	418.00	418.00		418.00	—	—	418.00

SUBTOTAL	418.00	418.00	—	418.00	—	—	418.00

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(418.00)	(418.00)		(418.00)	—	—	(418.00)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for December-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for December-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for December-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements -Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for December-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre- Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	-
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for December-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—					—	—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees - Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for December-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	740.75	740.75			740.75	—	—	740.75

SUBTOTAL	740.75	740.75	—		740.75	—	—	740.75

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,807.51	(740.75)	8,548.26		(740.75)	8,548.26	—	7,807.51
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

TOTAL ALL CASH DISBURSEMENTS	8,548.26	—	8,548.26	—	—	8,548.26	—	8,548.26

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for December-06

	Consolidated Totals	TICO-HQ	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

				0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09
Outstanding Checks - Adjustment	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09

Cash Disbursements
Advertising	0.00			0.00	0.00	0.00	0.00
Bank Charges	0.00	0.00	0.00	0.00			0.00
Claims Funding*	0.00	0.00	0.00	0.00			0.00
Company Auto	0.00	0.00	0.00	0.00			0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00			0.00
Equipment Rental	0.00	0.00	0.00	0.00			0.00
Fixed Assets	0.00	0.00	0.00	0.00			0.00
Forms & Printing	0.00	0.00	0.00	0.00			0.00
Insurance	0.00			0.00			0.00
Meals & Entertainment	0.00	0.00	0.00	0.00			0.00
Miscellaneous	0.00	0.00	0.00	0.00			0.00
Office Expense	0.00			0.00			0.00
Postage	0.00			0.00			0.00
Prepaid Expenses	0.00	0.00	0.00	0.00			0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00			0.00
Rent	0.00			0.00			0.00
Repairs & Maintenance	0.00	0.00	0.00	0.00			0.00
Roadgard	0.00	0.00	0.00	0.00			0.00
Seminars & Meetings	0.00	0.00	0.00	0.00			0.00
Taxes & Licenses	0.00	0.00	0.00	0.00			0.00
Telephone	0.00			0.00			0.00
Temporary Agency Staff	0.00			0.00	0.00		0.00
Travel	0.00			0.00	0.00		0.00
Utilities	0.00			0.00	0.00		0.00
Interest to Finova	0.00			0.00			0.00
Payroll Paid TTG	57,512.77	8,548.26	48,964.51	0.00	57,512.77		57,512.77
Employee Withholding of Insurance/etc	(1,767.68)		(1,767.68)	0.00	(1,767.68)		(1,767.68)
Restructuring Officer	0.00			0.00			0.00
Insurance Renewal	0.00			0.00			0.00
Voyager Payment	0.00			0.00			0.00
Pre-Filing Prepays	0.00			0.00			0.00
Deposit to Lender	0.00			0.00			0.00
US Trustee	0.00			0.00			0.00
Bankruptcy Professionals	0.00			0.00			0.00
Other	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00	0.00		0.00
	0.00			0.00			0.00

	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09

	0.00	0.00	0.00	0.00	0.00	0.00	0.00

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,443,336.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,443,336.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for December-06
FED ID# 57-1094987

	Consoli- dated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986	Operating	Payroll	Other	Total
Beginning Cash Position	31,277.84	2,103.29	4,717.58	4,622.56	3,881.17	2,101.10	—	—	6,848.13	3,389.89	3,614.12	31,277.84	—	—	31,277.84

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	422,702.98	52,270.44	26,645.24	47,528.00	35,549.23	37,775.94	83,563.32		54,516.73	36,430.53	48,423.55	422,702.98	—	—	422,702.98
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	422,702.98	52,270.44	26,645.24	47,528.00	35,549.23	37,775.94	83,563.32	—	54,516.73	36,430.53	48,423.55	422,702.98	—	—	422,702.98

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,089,207.74	(41,317.97)	(24,849.82)	(28,848.53)	(21,316.69)	(31,375.88)	1,320,026.70	39,746.74	(50,147.50)	(29,174.62)	(43,534.69)	1,089,207.74	—	—	1,089,207.74
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,511,910.72	10,952.47	1,795.42	18,679.47	14,232.54	6,400.06	1,403,590.02	39,746.74	4,369.23	7,255.91	4,888.86	1,472,163.98	39,746.74	—	1,511,910.72

												—	—		—
Cash Disburse- ments - Loans												—	—		—
												—	—		—
Loan Proceeds Checks	1,006,918.82						1,006,918.82					1,006,918.82	—		1,006,918.82
Expenses related to Loans	38,021.05						38,021.05					38,021.05	—		38,021.05

Subtotal - Loans	1,044,939.87	—	—	—	—	—	1,044,939.87	—	—	—	—	1,044,939.87	—	—	1,044,939.87

												—	—		—
												—	—		—
Cash Disburse- ments - Other	—											—	—		—
Advertising	17,427.14						17,427.14					17,427.14	—		17,427.14
Bank Charges	—						—					—	—	—	—
Claims Funding*	13,247.99						13,247.99					13,247.99	—		13,247.99
Company Auto	—						—					—	—	—	—
Computer Costs	6,020.54						6,020.54					6,020.54	—	—	6,020.54
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	773.97						773.97					773.97	—	—	773.97
Forms & Printing	7,109.48						7,109.48					7,109.48	—	—	7,109.48
Insurance	3,530.53						3,530.53					3,530.53	—	—	3,530.53
Meals & Entertainment	27.95						27.95					27.95	—	—	27.95
Miscellaneous	1,228.92						1,228.92					1,228.92	—	—	1,228.92
Office Expense	557.20						557.20					557.20	—	—	557.20
Postage	9,372.10						9,372.10					9,372.10	—	—	9,372.10
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	21,551.10						21,551.10					21,551.10	—	—	21,551.10
Repairs & Maintenance	2,380.35						2,380.35					2,380.35	—	—	2,380.35
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	4,746.57						4,746.57					4,746.57	—	—	4,746.57
Telephone	8,692.92						8,692.92					8,692.92	—	—	8,692.92
Temporary Agency Staff	—						—					—	—	—	—
Travel	160.91						160.91					160.91	—	—	160.91
Utilities	4,453.32						4,453.32					4,453.32	—	—	4,453.32
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	199,391.97						159,645.23	39,746.74				159,645.23	39,746.74	—	199,391.97
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	110.00						110.00					110.00	—	—	110.00
Voyager Payment	92,319.92						92,319.92					92,319.92	—	—	92,319.92
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	5,294.01						5,294.01					5,294.01	—	—	5,294.01

Total Other Cash Disburse- ments	398,396.89	—	—	—	—	—	358,650.15	39,746.74	—	—	—	358,650.15	39,746.74	—	398,396.89

												—	—	—

TOTAL ALL CASH DISBURSE- MENTS	1,443,336.76	—	—	—	—	—	1,403,590.02	39,746.74	—	—	—	1,403,590.02	39,746.74	—	1,443,336.76

	99,851.80	13,055.76	6,513.00	23,302.03	18,113.71	8,501.16	—	—	11,217.36	10,645.80	8,502.98	99,851.80	—	—	99,851.80

Ending Bank Balance per bank rec.	99,851.80	13,055.76	6,513.00	23,302.03	18,113.71	8,501.16			11,217.36	10,645.80	8,502.98

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,161,978.75
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$3,161,978.75

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for December-06
FED ID# 57-0827143

	Consoli- dated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	607,370.01	5,995.27	5,910.06	4,510.83	523,916.15	12,372.50		—	9,250.69	7,800.95	37,613.56	607,370.01	—	—	607,370.01

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	1,997,844.50	44,985.88	57,300.17	43,010.73	1,968,159.26	87,218.47	(504,115.05)		62,802.46	66,807.78	171,674.80	1,997,844.50	—	—	1,997,844.50
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	1,997,844.50	44,985.88	57,300.17	43,010.73	1,968,159.26	87,218.47	(504,115.05)	—	62,802.46	66,807.78	171,674.80	1,997,844.50	—	—	1,997,844.50

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,480,865.38	(41,574.49)	(50,977.85)	(40,151.36)	(1,692,598.51)	(76,879.03)	3,324,318.24	341,775.56	(58,308.26)	(60,267.46)	(164,471.46)	1,139,089.82	341,775.56	—	1,480,865.38
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	3,478,709.88	3,411.39	6,322.32	2,859.37	275,560.75	10,339.44	2,820,203.19	341,775.56	4,494.20	6,540.32	7,203.34	3,136,934.32	341,775.56	—	3,478,709.88

												—
												—
Cash Disburse-ments - Loans												—
Loan Proceeds Checks	1,897,407.40						1,897,407.40					1,897,407.40			1,897,407.40
Expenses related to Loans	71,242.41						71,242.41					71,242.41			71,242.41

Subtotal - Loans	1,968,649.81						1,968,649.81					1,968,649.81			1,968,649.81

												—
												—
Cash Disburse-ments - Other												—
Advertising	30,196.43						30,196.43					30,196.43			30,196.43
Bank Charges	—											—	—	—	—
Claims Funding*	23,852.73						23,852.73					23,852.73			23,852.73
Company Auto	4,032.27						4,032.27					4,032.27	—	—	4,032.27
Computer Costs	13,054.82						13,054.82					13,054.82	—	—	13,054.82
Dues And Subscriptions	15.35						15.35					15.35	—	—	15.35
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	1,575.19						1,575.19					1,575.19	—	—	1,575.19
Forms & Printing	11,039.25						11,039.25					11,039.25	—	—	11,039.25
Insurance	6,673.82						6,673.82					6,673.82	—	—	6,673.82
Meals & Entertainment	4,080.88						4,080.88					4,080.88	—	—	4,080.88
Miscellaneous	1,554.38						1,554.38					1,554.38	—	—	1,554.38
Office Expense	1,006.20						1,006.20					1,006.20	—	—	1,006.20
Postage	14,133.98						14,133.98					14,133.98	—	—	14,133.98
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	304.00						304.00					304.00	—	—	304.00
Rent	38,788.16						38,788.16					38,788.16	—	—	38,788.16
Repairs & Maintenance	2,734.38						2,734.38					2,734.38	—	—	2,734.38
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	28,028.35						28,028.35					28,028.35	—	—	28,028.35
Telephone	17,858.78						17,858.78					17,858.78	—	—	17,858.78
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,335.91						1,335.91					1,335.91	—	—	1,335.91
Utilities	7,374.49						7,374.49					7,374.49	—	—	7,374.49
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	811,075.87						469,300.31	341,775.56				469,300.31	341,775.56	—	811,075.87
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	171,668.89						171,668.89					171,668.89	—	—	171,668.89
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	2,944.81						2,944.81					2,944.81	—	—	2,944.81

Total Other Cash Disburse- ments	1,193,328.94	—	—	—	—	—	851,553.38	341,775.56	—	—	—	1,193,328.94	—	—	1,193,328.94

												—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	3,161,978.75	—	—	—	—	—	2,820,203.19	341,775.56	—	—	—	2,820,203.19	341,775.56	—	3,161,978.75

	924,101.14	9,406.66	12,232.38	7,370.20	799,476.90	22,711.94	—	—	13,744.89	14,341.27	44,816.90	924,101.14	—	—	924,101.14

Book Balance per bank rec.	924,101.14	9,406.66	12,232.38	7,370.20	799,476.90	22,711.94			13,744.89	14,341.27	44,816.90

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,868,753.68
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,868,753.68

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for December-06
FED ID# 57-1002963

	Consoli- dated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 10022- 18089	American National Bank 0010- 944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 306- 7993	State Bank of Texas 168- 262	Bank of Texas 30000- 10649	Texas State Bank 1001- 02889	First State Bank 270- 2488	Frost National Bank 46002- 0362	Hibernia National Bank 0412- 2623	Inter- national Bank of Commerce 9004201	Kleberg First National Bank 123 - 390
Beginning Cash Position	330,153.06	8,523.06	7,508.26	5,847.07	7,400.65	3,935.88	3,197.25	2,991.77	4,380.79	5,189.19	7,739.60	8,499.80	5,418.88	4,894.04	91,833.00	8,704.21

	—
TICO Cash Collected	—
SM Cash Collected	2,294,534.28	36,545.39	55,367.32	48,744.83	57,147.77	25,125.44	17,265.87	46,498.08	28,326.45	42,574.81	64,172.51	44,902.36	35,039.65	32,958.67	636,253.83	64,942.46
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,294,534.28	36,545.39	55,367.32	48,744.83	57,147.77	25,125.44	17,265.87	46,498.08	28,326.45	42,574.81	64,172.51	44,902.36	35,039.65	32,958.67	636,253.83	64,942.46

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	723,850.78	(34,918.09)	(49,504.39)	(43,994.87)	(50,521.05)	(23,958.80)	(16,445.22)	(37,246.65)	(25,329.10)	(38,653.78)	(59,540.32)	(44,335.15)	(33,213.84)	(30,408.91)	(592,067.34)	(59,790.18)
	—									—
	—
	—
	—

Total Cash Receipts and Transfers	3,018,385.06	1,627.30	5,862.93	4,749.96	6,626.72	1,166.64	820.65	9,251.43	2,997.35	3,921.03	4,632.19	567.21	1,825.81	2,549.76	44,186.49	5,152.28

Cash Disburse- ments - Loans
Loan Proceeds Checks	2,161,317.94
Expenses related to Loans	63,963.43

Subtotal - Loans	2,225,281.37	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disburse-ments - Other
Advertising	30,416.90
Bank Charges	—
Claims Funding*	20,869.98
Company Auto	3,189.89
Computer Costs	10,317.87
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	87.46
Fixed Assets	2,625.98
Forms & Printing	12,205.07
Insurance	7,168.30
Meals & Entertainment	4,307.17
Miscellaneous	3,900.41
Office Expense	2,130.99
Postage	6,998.28
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	58,836.31
Repairs & Maintenance	4,129.23
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	324.28
Telephone	27,467.07
Temporary Agency Staff	—
Travel	2,905.25
Utilities	11,731.97
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	13,178.64

Total Other Cash Disburse- ments	643,472.31	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	2,868,753.68	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	479,784.44	10,150.36	13,371.19	10,597.03	14,027.37	5,102.52	4,017.90	12,243.20	7,378.14	9,110.22	12,371.79	9,067.01	7,244.69	7,443.80	136,019.49	13,856.49

Book Balance per bank rec.	479,784.44	10,150.36	13,371.19	10,597.03	14,027.37	5,102.52	4,017.90	12,243.20	7,378.14	9,110.22	12,371.79	9,067.01	7,244.69	7,443.80	136,019.49	13,856.49

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Pros- perity Bank 21028- 72900	Liberty National Bank 126979	Pros- perity Bank 2794981	Pros- perity Bank 2795011	Pros- perity Bank 2795791	Pros- perity Bank 75137494	Community Bank & Trust 1179- 8527	Guaranty Bank 38035- 94062	1st National 79921	1st National 32514- 9301	Guaranty Bank 38035 -94559	Guaranty Bank 38035- 94542	Guaranty Bank 38035- 94153	Capital City 29313- 14501	Citizens 8041871	WACHOVIA DISBURSE- MENT ACCOUNTS
Beginning Cash Position	8,574.71	4,687.81	6,069.94	6,737.60	7,446.49	4,878.76	6,379.35	6,081.46	10,338.36	6,539.62	5,830.72	4,935.78	5,356.95	10,946.11	4,891.17	—

TICO Cash Collected					—
SM Cash Collected	44,474.48	38,258.03	34,618.94	47,597.27	53,913.22	31,558.86	45,486.94	37,515.80	50,509.49	45,818.80	50,083.67	42,335.07	37,309.03	65,344.20	40,228.56	78,881.55
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	44,474.48	38,258.03	34,618.94	47,597.27	53,913.22	31,558.86	45,486.94	37,515.80	50,509.49	45,818.80	50,083.67	42,335.07	37,309.03	65,344.20	40,228.56	78,881.55

GENERAL LEDGER DEPOSITS AND TRANSFERS	(42,361.39)	(34,864.18)	(32,922.41)	(45,657.73)	(48,430.52)	(29,426.49)	(42,409.19)	(36,197.58)	(50,760.49)	(40,308.13)	(44,930.91)	(38,159.29)	(33,765.82)	(62,401.60)	(38,260.41)	2,369,190.87

Total Cash Receipts and Transfers	2,113.09	3,393.85	1,696.53	1,939.54	5,482.70	2,132.37	3,077.75	1,318.22	(251.00)	5,510.67	5,152.76	4,175.78	3,543.21	2,942.60	1,968.15	2,448,072.42

Cash Disburse-ments - Loans
Loan Proceeds Checks																2,161,317.94
Expenses related to Loans																63,963.43

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,225,281.37

Cash Disburse- ments - Other
Advertising																30,416.90
Bank Charges					—				—	—	—	—
Claims Funding*																20,869.98
Company Auto																3,189.89
Computer Costs																10,317.87
Dues And Subscriptions																—
Employee Reimbursements - collections exp																—
Equipment Rental																87.46
Fixed Assets																2,625.98
Forms & Printing																12,205.07
Insurance																7,168.30
Meals & Entertainment																4,307.17
Miscellaneous																3,900.41
Office Expense																2,130.99
Postage																6,998.28
Prepaid Expenses																—
Prepaid Software ABS																—
Professional Fees-Ordinary Course																—
Rent																58,836.31
Repairs & Maintenance																4,129.23
Roadgard																—
Seminars & Meetings																—
Taxes & Licenses																324.28
Telephone																27,467.07
Temporary Agency Staff																—
Travel																2,905.25
Utilities																11,731.97
Interest to Finova																—
Payroll Paid TTG																—
Payroll Paid SMC
Restructuring Officer																—
Insurance Renewal																—
Voyager Payment																—
Pre-Filing Prepays																—
Deposit to Lender																—
US Trustee																—
Bankruptcy Professionals																—
Other																13,178.64

Total Other Cash Disburse-ments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	222,791.05

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,448,072.42

	10,687.80	8,081.66	7,766.47	8,677.14	12,929.19	7,011.13	9,457.10	7,399.68	10,087.36	12,050.29	10,983.48	9,111.56	8,900.16	13,888.71	6,859.32	—

Book Balance per bank rec.	10,687.80	8,081.66	7,766.47	8,677.14	12,929.19	7,011.13	9,457.10	7,399.68	10,087.36	12,050.29	10,983.48	9,111.56	8,900.16	13,888.71	6,859.32	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	7,069.77	4,527.35	4,566.60	4,335.05	—	5,469.05	28,426.96	330,153.06	—	—	330,153.06

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		51,500.24	50,109.04	33,609.51	41,658.47	—	46,840.22	91,017.45	2,294,534.28	—	—	2,294,534.28
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	51,500.24	50,109.04	33,609.51	41,658.47	—	46,840.22	91,017.45	2,294,534.28	—	—	2,294,534.28

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	420,681.26	(50,117.19)	(47,403.30)	(30,921.52)	(39,529.23)	—	(42,553.50)	(94,712.78)	303,169.52	420,681.26	—	723,850.78
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	420,681.26	1,383.05	2,705.74	2,687.99	2,129.24	—	4,286.72	(3,695.33)	2,597,703.80	420,681.26	—	3,018,385.06

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									2,161,317.94	—		2,161,317.94
Expenses related to Loans									63,963.43	—		63,963.43

Subtotal - Loans	—	—	—	—	—	—	—	—	2,225,281.37	—	—	2,225,281.37

										—
										—
Cash Disbursements - Other										—
Advertising									30,416.90	—	—	30,416.90
Bank Charges								—	—		—	—
Claims Funding*									20,869.98	—		20,869.98
Company Auto									3,189.89	—	—	3,189.89
Computer Costs									10,317.87	—	—	10,317.87
Dues And Subscriptions									—	—	—	—
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									87.46	—	—	87.46
Fixed Assets									2,625.98	—	—	2,625.98
Forms & Printing									12,205.07	—	—	12,205.07
Insurance									7,168.30	—	—	7,168.30
Meals & Entertainment									4,307.17	—	—	4,307.17
Miscellaneous									3,900.41	—	—	3,900.41
Office Expense									2,130.99	—	—	2,130.99
Postage									6,998.28	—	—	6,998.28
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									58,836.31	—	—	58,836.31
Repairs & Maintenance									4,129.23	—	—	4,129.23
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									324.28	—	—	324.28
Telephone									27,467.07	—	—	27,467.07
Temporary Agency Staff									—	—	—	—
Travel									2,905.25	—	—	2,905.25
Utilities									11,731.97	—	—	11,731.97
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	420,681.26								—	420,681.26	—	420,681.26
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									13,178.64	—	—	13,178.64

Total Other Cash Disbursements	420,681.26	—	—	—	—	—	—	—	222,791.05	420,681.26	—	643,472.31

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	420,681.26	—	—	—	—	—	—	—	2,448,072.42	420,681.26	—	2,868,753.68

	—	8,452.82	7,233.09	7,254.59	6,464.29	—	9,755.77	24,731.63	479,784.44	—	—	479,784.44

Book Balance per bank rec.		8,452.82	7,233.09	7,254.59	6,464.29	—	9,755.77	24,731.63

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	757,087.33
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$757,087.33

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03 - 13213	Case No. 03 - 13213
Monthly Court Report for December-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,179,120.86	1,179,120.86		1,179,120.86	—	—	1,179,120.86
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,179,120.86	1,179,120.86	—	1,179,120.86	—	—	1,179,120.86

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(422,033.53)	(580,393.73)	158,360.20	(580,393.73)	158,360.20	—	(422,033.53)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	757,087.33	598,727.13	158,360.20	598,727.13	158,360.20	—	757,087.33

Cash Disbursements - Loans
Loan Proceeds Checks	437,578.60	437,578.60		437,578.60			437,578.60
Expenses related to Loans	14,783.45	14,783.45		14,783.45			14,783.45

Subtotal - Loans	452,362.05	452,362.05	—	452,362.05	—	—	452,362.05

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	11,143.94	11,143.94		11,143.94			11,143.94
Bank Charges	—	—		—	—	—	—
Claims Funding*	1,753.46	1,753.46		1,753.46			1,753.46
Company Auto	344.75	344.75		344.75	—	—	344.75
Computer Costs	2,617.82	2,617.82		2,617.82	—	—	2,617.82
Dues And Subscriptions	8,400.00	8,400.00		8,400.00	—	—	8,400.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	2,748.28	2,748.28		2,748.28	—	—	2,748.28
Insurance	1,192.35	1,192.35		1,192.35	—	—	1,192.35
Meals & Entertainment	588.28	588.28		588.28	—	—	588.28
Miscellaneous	732.60	732.60		732.60	—	—	732.60
Office Expense	397.48	397.48		397.48	—	—	397.48
Postage	4,115.26	4,115.26		4,115.26	—	—	4,115.26
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	12,267.63	12,267.63		12,267.63	—	—	12,267.63
Repairs & Maintenance	184.02	184.02		184.02	—	—	184.02
Roadgard	—	—		—	—	—	—
Seminars & Meetings	50.00	50.00		50.00	—	—	50.00
Taxes & Licenses	2,052.50	2,052.50		2,052.50	—	—	2,052.50
Telephone	6,505.23	6,505.23		6,505.23	—	—	6,505.23
Temporary Agency Staff	—	—		—	—	—	—
Travel	596.74	596.74		596.74	—	—	596.74
Utilities	2,457.87	2,457.87		2,457.87	—	—	2,457.87
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	245,646.93	87,286.73	158,360.20	87,286.73	158,360.20	—	245,646.93
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre - Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	930.14	930.14		930.14	—	—	930.14

Total Other Cash Disbursements	304,725.28	146,365.08	158,360.20	146,365.08	158,360.20	—	304,725.28

TOTAL ALL CASH DISBURSEMENTS	757,087.33	598,727.13	158,360.20	598,727.13	158,360.20	—	757,087.33

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,764,288.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,764,288.86

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for December-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	30,459.54	6,577.81	12,935.62	10,946.11	—	—	30,459.54	—	—	30,459.54

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,079,924.26	41,230.33	80,380.80	$65,344.20	892,968.93		1,079,924.26	—	—	1,079,924.26
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,079,924.26	41,230.33	80,380.80	65,344.20	892,968.93	—	1,079,924.26	—	—	1,079,924.26

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	693,357.93	(38,596.74)	(76,963.66)	(62,401.60)	688,483.61	182,836.32	510,521.61	182,836.32	—	693,357.93
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,773,282.19	2,633.59	3,417.14	2,942.60	1,581,452.54	182,836.32	1,590,445.87	182,836.32	—	1,773,282.19

Cash Disbursements - Loans
							—
Loan Proceeds Checks	1,040,862.28				1,040,862.28		1,040,862.28			1,040,862.28
Expenses related to Loans	32,230.86				32,230.86		32,230.86			32,230.86

Subtotal - Loans	1,073,093.14	—	—	—	1,073,093.14	—	1,073,093.14	—	—	1,073,093.14

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	15,779.82				15,779.82		15,779.82			15,779.82
Bank Charges	—				—		—	—	—	—
Claims Funding*	6,800.27				6,800.27		6,800.27			6,800.27
Company Auto	1,676.85				1,676.85		1,676.85	—	—	1,676.85
Computer Costs	7,281.93				7,281.93		7,281.93	—	—	7,281.93
Dues And Subscriptions	4,410.00				4,410.00		4,410.00	—	—	4,410.00
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	6,398.68				6,398.68		6,398.68	—	—	6,398.68
Insurance	3,205.02				3,205.02		3,205.02	—	—	3,205.02
Meals & Entertainment	1,183.40				1,183.40		1,183.40	—	—	1,183.40
Miscellaneous	654.35				654.35		654.35	—	—	654.35
Office Expense	502.36				502.36		502.36	—	—	502.36
Postage	4,909.96				4,909.96		4,909.96	—	—	4,909.96
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,466.65				23,466.65		23,466.65	—	—	23,466.65
Repairs & Maintenance	—						—	—	—	—
Roadgard	40,655.33				40,655.33		40,655.33	—	—	40,655.33
Seminars & Meetings	230.00				230.00		230.00	—	—	230.00
Taxes & Licenses	10,381.50				10,381.50		10,381.50	—	—	10,381.50
Telephone	9,918.52				9,918.52		9,918.52	—	—	9,918.52
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,223.76				1,223.76		1,223.76	—	—	1,223.76
Utilities	5,194.56				5,194.56		5,194.56	—	—	5,194.56
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	379,424.94				196,588.62	182,836.32	196,588.62	182,836.32	—	379,424.94
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	164,770.28				164,770.28		164,770.28	—	—	164,770.28
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,127.54				3,127.54		3,127.54	—	—	3,127.54

Total Other Cash Disbursements	691,195.72	—	—	—	508,359.40	182,836.32	508,359.40	182,836.32	—	691,195.72

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,764,288.86	—	—	—	1,581,452.54	182,836.32	1,581,452.54	182,836.32	—	1,764,288.86

	39,452.87	9,211.40	16,352.76	13,888.71	—	—	39,452.87	—	—	39,452.87

Book Balance per bank rec.	39,452.87	9,211.40	16,352.76	13,888.71

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,329,292.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,329,292.64

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for December-06
FED ID# 62-1618281

	Consoli- dated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	106,746.74	3,742.65	2,153.40	3,150.49	2,388.24	3,591.25	—	—	3,150.49	5,530.44	83,039.78	106,746.74	—	—	106,746.74

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	949,709.45	45,315.02	25,929.87	35,547.23	17,055.47	20,657.13	121,945.56		35,547.23	46,286.60	601,425.34	949,709.45	—	—	949,709.45
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	949,709.45	45,315.02	25,929.87	35,547.23	17,055.47	20,657.13	121,945.56	—	35,547.23	46,286.60	601,425.34	949,709.45	—	—	949,709.45

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	456,961.29	(40,963.33)	(22,853.24)	(31,747.05)	(14,824.97)	(19,408.62)	1,092,806.54	114,540.54	(31,747.05)	(41,046.91)	(547,794.62)	342,420.75	114,540.54	—	456,961.29
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,406,670.74	4,351.69	3,076.63	3,800.18	2,230.50	1,248.51	1,214,752.10	114,540.54	3,800.18	5,239.69	53,630.72	1,292,130.20	114,540.54	—	1,406,670.74

												—
Cash Disburse-ments - Loans												—
												—
Loan Proceeds Checks	940,266.54						940,266.54					940,266.54			940,266.54
Expenses related to Loans	28,780.13						28,780.13					28,780.13			28,780.13

Subtotal - Loans	969,046.67	—	—	—	—	—	969,046.67	—	—	—	—	969,046.67	—	—	969,046.67

												—
												—
Cash Disburse-ments - Other												—
Advertising	10,653.06						10,653.06					10,653.06			10,653.06
Bank Charges	3.75						3.75					3.75	—	—	3.75
Claims Funding*	18,273.88						18,273.88					18,273.88			18,273.88
Company Auto	774.05						774.05					774.05	—	—	774.05
Computer Costs	4,437.62						4,437.62					4,437.62	—	—	4,437.62
Dues And Subscriptions	—						—					—	—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	172.30						172.30					172.30	—	—	172.30
Forms & Printing	5,297.69						5,297.69					5,297.69	—	—	5,297.69
Insurance	2,921.64						2,921.64					2,921.64	—	—	2,921.64
Meals & Entertainment	932.15						932.15					932.15	—	—	932.15
Miscellaneous	675.33						675.33					675.33	—	—	675.33
Office Expense	1,069.43						1,069.43					1,069.43	—	—	1,069.43
Postage	2,170.71						2,170.71					2,170.71	—	—	2,170.71
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	23,790.49						23,790.49					23,790.49	—	—	23,790.49
Repairs & Maintenance	1,853.55						1,853.55					1,853.55	—	—	1,853.55
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	193.00						193.00					193.00	—	—	193.00
Telephone	9,136.55						9,136.55					9,136.55	—	—	9,136.55
Temporary Agency Staff	—						—					—	—	—	—
Travel	932.67						932.67					932.67	—	—	932.67
Utilities	4,708.97						4,708.97					4,708.97	—	—	4,708.97
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	271,989.26						157,448.72	114,540.54				157,448.72	114,540.54	—	271,989.26
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	259.87						259.87					259.87	—	—	259.87

Total Other Cash Disburse-ments	360,245.97	—	—	—	—	—	245,705.43	114,540.54	—	—	—	245,705.43	114,540.54	—	360,245.97

												—

TOTAL ALL CASH DISBURSE- MENTS	1,329,292.64	—	—	—	—	—	1,214,752.10	114,540.54	—	—	—	1,214,752.10	114,540.54	—	1,329,292.64

	184,124.84	8,094.34	5,230.03	6,950.67	4,618.74	4,839.76	—	—	6,950.67	10,770.13	136,670.50	184,124.84	—	—	184,124.84

Book Balance per bank rec.	184,124.84	8,094.34	5,230.03	6,950.67	4,618.74	4,839.76			6,950.67	10,770.13	136,670.50

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	635,095.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$635,095.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for December-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(589,647.41)	105,702.60	385,542.68	(1,073,144.01)	(7,748.68)	(589,647.41)	—	—	(589,647.41)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(447,774.71)		(447,774.71)		—	(447,774.71)	—	—	(447,774.71)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	(447,774.71)	—	(447,774.71)	—	—	(447,774.71)	—	—	(447,774.71)

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,478,055.43		568,761.77	785,638.19	123,655.47	1,354,399.96	123,655.47	—	1,478,055.43
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,030,280.72	—	120,987.06	785,638.19	123,655.47	906,625.25	123,655.47	—	1,030,280.72

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	7.31			7.31		7.31			7.31

Subtotal - Loans	7.31	—	—	7.31	—	7.31	—	—	7.31

Cash Disbursements - Other	—					—
Advertising	107,119.78			107,119.78		107,119.78			107,119.78
Bank Charges	15,000.32			15,000.32		15,000.32	—	—	15,000.32
Claims Funding*	9,355.97			9,355.97		9,355.97			9,355.97
Company Auto	3,069.66			3,069.66		3,069.66	—	—	3,069.66
Computer Costs	15,888.81			15,888.81		15,888.81	—	—	15,888.81
Dues And Subscriptions	376.56			376.56		376.56	—	—	376.56
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,994.04			2,994.04		2,994.04	—	—	2,994.04
Fixed Assets	5,311.83			5,311.83		5,311.83	—	—	5,311.83
Forms & Printing	5,404.45			5,404.45		5,404.45	—	—	5,404.45
Insurance	42,768.78			42,768.78		42,768.78	—	—	42,768.78
Meals & Entertainment	2,049.00			2,049.00		2,049.00	—	—	2,049.00
Miscellaneous	807.35			807.35		807.35	—	—	807.35
Office Expense	3,475.49			3,475.49		3,475.49	—	—	3,475.49
Postage	6,334.03			6,334.03		6,334.03	—	—	6,334.03
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,319.42			24,319.42		24,319.42	—	—	24,319.42
Professional Fees-Ordinary Course	8,643.68			8,643.68		8,643.68	—	—	8,643.68
Rent	16,211.98			16,211.98		16,211.98	—	—	16,211.98
Repairs & Maintenance	3,624.18			3,624.18		3,624.18	—	—	3,624.18
Roadgard	—			—		—	—	—	—
Seminars & Meetings	161.64			161.64		161.64	—	—	161.64
Taxes & Licenses	12,270.24			12,270.24		12,270.24	—	—	12,270.24
Telephone	(1,551.01)			(1,551.01)		(1,551.01)	—	—	(1,551.01)
Temporary Agency Staff	—			—		—	—	—	—
Travel	1,692.48			1,692.48		1,692.48	—	—	1,692.48
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	329,254.64			207,029.11	122,225.53	207,029.11	122,225.53	—	329,254.64
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	414.36			414.36		414.36	—	—	414.36
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	20,090.62			20,090.62		20,090.62	—	—	20,090.62

Total Other Cash Disbursements	635,088.30	—	—	512,862.77	122,225.53	512,862.77	122,225.53	—	635,088.30

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	635,095.61	—	—	512,870.08	122,225.53	512,870.08	122,225.53	—	635,095.61

	(194,462.30)	105,702.60	506,529.74	(800,375.90)	(6,318.74)	(195,892.24)	1,429.94	—	(194,462.30)

Book Balance per bank rec.	(194,462.30)	105,702.60	506,529.74	(800,375.90)	(6,318.74)

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for December-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—	—	—	—			—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period December-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for December-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period December-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period December-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cummulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00
Other Operations Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

12/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,606,312	—	—	3,606,312	68.6%	—	3,606,312	32.7%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	660,239	—	—	660,239	12.6%	—	660,239	6.0%
Late Charges	—	—	—	340,696	—	—	340,696	6.5%	—	340,696	3.1%

Total Interest Income	—	—	—	4,607,247	—	—	4,607,247	87.6%	—	4,607,247	41.8%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,607,247	—	—	4,607,247	87.6%	—	4,607,247	41.8%
Provision for Loan Losses
P&L Recoveries	—	—	—	(56,311)	(134,723)	—	(191,033)	-3.6%	185,087	(5,946)	-0.1%
Reserves	—	—	—	813,319	—	—	813,319	15.5%	—	813,319	7.4%
Cash	—	—	—	1,608,409	7,396,688	—	9,005,096	171.3%	41,621	9,046,718	82.1%

Total Provision	—	—	—	2,365,416	7,261,965	—	9,627,381	183.1%	226,709	9,854,090	89.4%
Net Interest included Provision	—	—	—	2,241,830	(7,261,965)	—	(5,020,135)		(226,709)	(5,246,843)
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	581,808	—	—	581,808	11.1%	5,712,342	6,294,150	57.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	27,227	—	—	27,227	0.5%	—	27,227	0.2%
Other Income	—	—	—	24,521	17,118	—	41,639	0.8%	54,197	95,835	0.9%

Total Direct Income	—	—	—	633,556	17,118	—	650,673	12.4%	5,766,539	6,417,212	58.2%
Total Revenue	—	—	—	5,240,802	17,118	—	5,257,920	100.0%	5,766,539	11,024,459	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,435,211	67,932	—	1,503,143	28.6%	—	1,503,143	13.6%
Commissions/Bonus	—	—	—	542,272	—	—	542,272	10.3%	—	542,272	4.9%
Benefits	—	—	—	71,626	990	—	72,616	1.4%	—	72,616	0.7%
Taxes	—	—	—	162,759	3,101	—	165,860	3.2%	—	165,860	1.5%
Other	—	—	—	4,058	—	—	4,058	0.1%	—	4,058	0.0%

Total Personnel	—	—	—	2,215,925	72,024	—	2,287,949	43.5%	—	2,287,949	20.8%
Building
Rent	—	—	—	200,884	15,203	—	216,087	4.1%	772	216,859	2.0%
Utilities	—	—	—	40,511	469	—	40,980	0.8%	—	40,980	0.4%
Depreciation	—	—	—	44,910	—	—	44,910	0.9%	—	44,910	0.4%
Other	—	—	—	14,094	—	—	14,094	0.3%	—	14,094	0.1%

Total Building	—	—	—	300,399	15,672	—	316,071	6.0%	772	316,843	2.9%
Telecommunications
Telephone	—	—	—	91,847	1,071	—	92,918	1.8%	—	92,918	0.8%
Computers	—	—	—	61,652	3,647	—	65,299	1.2%	—	65,299	0.6%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	153,499	4,718	—	158,217	3.0%	—	158,217	1.4%
Advertising	—	—	—	(87,132)	—	—	(87,132)	-1.7%	—	(87,132)	-0.8%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	(60,922)	28,537	—	(32,385)	-0.6%	—	(32,385)	-0.3%
Collection Expense	—	—	—	4,203	—	—	4,203	0.1%	6,569	10,772	0.1%
Travel	—	—	—	36,174	131	—	36,305	0.7%	—	36,305	0.3%
Office Expense	—	—	—	131,823	2,220	—	134,043	2.5%	—	134,043	1.2%
Entertainment	—	—	—	1,460	—	—	1,460	0.0%	—	1,460	0.0%
Amortization	—	—	—	5,883	—	—	5,883	0.1%	—	5,883	0.1%
Taxes & Licenses	—	—	—	30,000	2,973	—	32,973	0.6%	—	32,973	0.3%
Other	—	—	—	4,975	(46,531)	—	(41,556)	-0.8%	—	(41,556)	-0.4%

Total Other Expense	—	—	—	174,141	(41,338)	—	132,803	2.5%	—	132,803	1.2%

Total Direct Expense	—	—	—	5,101,702	7,341,709	—	12,443,411	236.7%	234,049	12,677,460	115.0%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	139,100	(7,324,591)	—	(7,185,491)	-136.7%	5,532,489	(1,653,002)	-15.0%
Income Tax (34%)	—	—	—	73,328	—	—	73,328	1.4%	—	73,328	0.7%

Net Income	—	—	—	65,772	(7,324,591)	—	(7,258,819)	-138.1%	5,532,489	(1,726,330)	-15.7%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru December 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	119,941,409	36	—	120,319,991	69.0%	10,166,085	130,486,076	76.2%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.1%
Fee Income	226,383	105,384	—	16,211,455	—	—	16,543,222	9.5%	51,566	16,594,788	9.7%
Late Charges	149,281	—	—	10,086,173	—	—	10,235,453	5.9%	1,064,348	11,299,801	6.6%

Total Interest Income	741,283	118,310	—	146,239,037	36	—	147,098,666	84.3%	14,957,402	162,056,068	94.6%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	8.0%	3,252,426	17,179,969	10.0%

Net Interest Income	627,489	65,398	(0)	139,423,284	(6,945,048)	—	133,171,123	76.3%	11,704,976	144,876,099	84.6%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,888,295)	—	—	(1,897,791)	-1.1%	(2,511,312)	(4,409,102)	-2.6%
Reserves	—	(20,000)	—	2,965,888	—	—	2,945,888	1.7%	(7,657,559)	(4,711,671)	-2.8%
Cash	557,239	64,134	4,612	35,474,576	—	—	36,100,560	20.7%	21,334,581	57,435,141	33.5%

Total Provision	547,854	44,024	4,612	36,552,168	—	—	37,148,657	21.3%	11,165,710	48,314,368	28.2%
Net Interest included Provision	79,635	21,375	(4,612)	102,871,116	(6,945,048)	—	96,022,466		539,265	96,561,731
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	17,938,770	—	—	17,938,770	10.3%	1,598,728	19,537,499	11.4%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.3%	69,787	2,255,222	1.3%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,130,159	—	—	1,131,055	0.6%	—	1,131,055	0.7%
Other Income	171,288	256,832	2,042,382	2,397,472	1,275,160	—	6,143,134	3.5%	(20,201,202)	(14,058,069)	-8.2%

Total Direct Income	171,288	256,832	5,266,457	20,428,657	1,275,160	—	27,398,394	15.7%	(18,144,853)	9,253,542	5.4%
Total Revenue	912,570	375,142	5,266,457	166,667,694	1,275,197	—	174,497,060	100.0%	(3,187,451)	171,309,610	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	48,859,592	2,857,482	—	53,533,763	30.7%	5,103,807	58,637,570	34.2%
Commissions/Bonus	—	58,213	366,715	8,840,186	302,445	—	9,567,558	5.5%	481,502	10,049,059	5.9%
Benefits	6,989	12,842	142,412	5,976,226	110,593	—	6,249,062	3.6%	451,031	6,700,094	3.9%
Taxes	6,914	15,553	159,820	5,133,490	205,389	—	5,521,167	3.2%	575,970	6,097,137	3.6%
Other	—	—	66,338	274,437	83,006	—	423,780	0.2%	126,684	550,464	0.3%

Total Personnel	100,067	259,140	2,293,278	69,083,931	3,558,915	—	75,295,330	43.1%	6,738,994	82,034,324	47.9%
Building
Rent	392	9,889	184,677	6,830,928	293,650	—	7,319,536	4.2%	878,197	8,197,732	4.8%
Utilities	—	216	40,071	1,567,757	51,817	—	1,659,861	1.0%	152,536	1,812,397	1.1%
Depreciation	40,494	2,445	84,488	2,399,453	421,566	—	2,948,447	1.7%	630,151	3,578,598	2.1%
Other	428	257	—	492,070	12,079	—	504,834	0.3%	107,514	612,347	0.4%

Total Building	41,314	12,806	309,236	11,290,208	779,112	—	12,432,676	7.1%	1,768,398	14,201,074	8.3%
Telecommunications
Telephone	6,010	6,411	89,222	3,139,857	187,225	—	3,428,725	2.0%	390,697	3,819,422	2.2%
Computers	27,156	3,315	80,347	1,411,125	349,104	—	1,871,047	1.1%	379,889	2,250,935	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.2%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,901,947	559,908	—	5,691,628	3.3%	861,643	6,553,271	3.8%
Advertising	—	113	43,816	5,117,308	4,720	—	5,165,957	3.0%	163,736	5,329,693	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.7%	1,580,370	2,848,327	1.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	881,468	46,776,622	—	47,706,365	27.3%	100,846	47,807,211	27.9%
Collection Expense	1,860	51	—	71,629	—	—	73,539	0.0%	636,708	710,248	0.4%
Travel	—	6,620	24,540	3,386,231	128,320	—	3,545,712	2.0%	207,618	3,753,331	2.2%
Office Expense	23,071	3,158	52,550	4,140,931	270,470	—	4,490,180	2.6%	484,922	4,975,102	2.9%
Entertainment	—	68	—	115,690	35	—	115,793	0.1%	126	115,919	0.1%
Amortization	—	—	101,806	423,821	—	—	525,627	0.3%	12,568,082	13,093,709	7.6%
Taxes & Licenses	5,636	3,405	20,599	944,881	91,165	—	1,065,687	0.6%	203,014	1,268,700	0.7%
Other	1,326	29,298	567,361	2,805,269	67,843	—	3,471,098	2.0%	2,305,361	5,776,459	3.4%

Total Other Expense	30,033	35,930	742,315	8,430,592	429,514	—	9,668,384	5.5%	15,561,505	25,229,889	14.7%

Total Direct Expense	871,340	431,143	3,639,880	147,799,192	59,182,195	—	211,923,750	121.4%	42,455,988	254,379,738	148.5%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	18,846,644	(57,827,547)	—	(37,384,193)	-21.4%	(45,685,935)	(83,070,128)	-48.5%
Income Tax (34%)	—	—	66,684	7,214,775	5,481,666	—	12,763,126	7.3%	(10,708,208)	2,054,918	1.2%

Net Income	41,231	(56,002)	1,544,796	11,631,869	(63,309,213)	—	(50,147,319)	-28.7%	(34,977,727)	(85,125,046)	-49.7%

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period December-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period December-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00
Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

12/31/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,820,545	11,029,262	—	12,849,806	(52)	—	(52)	12,849,754
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	81,761,018	—	—	81,761,018	—	—	—	81,761,018
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(14,412,257)	—	—	(14,412,257)	—	—	—	(14,412,257)
Loss Reserve	—	—	—	(9,370,140)	—	—	(9,370,140)	—	—	—	(9,370,140)
Unearned Insurance	—	—	—	(998,553)	—	—	(998,553)	(118,307)	—	(118,307)	(1,116,860)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,674,717	—	—	5,674,717	—	—	—	5,674,717
Accumulated Depreciation	—	—	—	(4,117,232)	—	—	(4,117,232)	—	—	—	(4,117,232)
Accounts Receivable	73,260	—	(102)	74,150	9,683	—	156,991	80,199	—	80,199	237,191
Repossessed Automobiles	—	—	—	—	—	—	—	38,215	—	38,215	38,215
Intercompany Balance	730,836	57,761	(3,410,817)	(41,200,727)	82,654,130	(6,248,675)	32,582,508	(45,880,234)	13,297,726	(32,582,508)	0
Goodwill	—	—	—	17,960,889	—	—	17,960,889	—	—	—	17,960,889
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(71,961)	—	—	(71,961)	—	—	—	(71,961)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	598,489	—	—	598,489	—	—	—	598,489
Other Assets	—	—	—	571,807	127,329	—	699,136	111	—	111	699,247

Total Assets	804,097	57,761	(3,410,919)	38,727,754	105,981,323	(18,409,595)	123,750,420	(45,880,069)	13,297,726	(32,582,342)	91,168,078
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	32,347	—	32,347	8,560,694
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	118,691,722	—	118,691,722	1,896,371	—	1,896,371	120,588,093
Accounts Payable	4,236	1,509	13,541	934,696	52,617	—	1,006,599	151,379	—	151,379	1,157,978
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	(225,661)	(18,000)	—	(243,661)	—	—	—	(243,661)
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,431,492	4,508,208	—	6,939,701	5,917	—	5,917	6,945,618
Other Liabilities	296,177	—	—	124,226	47,263	—	467,666	12,622	0	12,622	480,288

Total Liabilities	300,413	1,509	82,789	3,264,754	167,710,536	—	171,360,001	2,098,637	0	2,098,637	173,458,638
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	34,033,536	(46,728,557)	(19,187,192)	(37,072,005)	(49,979,338)	9,396,283	(40,583,055)	(77,655,060)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	4,290,793	(23,469,607)	—	(19,007,526)	2,000,632	3,901,443	5,902,076	(13,105,451)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	35,463,000	(61,729,213)	(18,409,595)	(47,609,581)	(47,978,706)	13,297,726	(34,680,979)	(82,290,560)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	38,727,754	105,981,323	(18,409,595)	123,750,420	(45,880,069)	13,297,726	(32,582,342)	91,168,078

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period December 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$106,508.11	$106,508.11	Bi-Weekly	EFT	0
FICA-Employee	0	$133,631.64	$133,631.64	Bi-Weekly	EFT	0
FICA-Employer	0	$133,631.64	$133,631.64	Bi-Weekly	EFT	0
Unemployment	0	$7,120.37	$7,120.37	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$380,891.76	$380,891.76	$0.00		$0.00
State and Local
Withholding	0	$21,085.66	$21,085.66	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$175.92	$175.92	Bi-Weekly		0
Real Property	0	$47,454.53	$47,454.53
Personal Property	0	7,226.37	$7,226.37
Other:	0	6,278.51	$6,278.51			0
Total State and Local Taxes	$0.00	$82,220.99	$82,220.99	$0.00		$0.00
TOTAL TAXES		$463,112.75	$463,112.75			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for December-06

	Consolidated Totals	TICO-HQ	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

				0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09
Outstanding Checks - Adjustment	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
				0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00
	0.00			0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09

Cash Disbursements
Advertising	0.00			0.00	0.00	0.00	0.00
Bank Charges	0.00	0.00	0.00	0.00			0.00
Claims Funding*	0.00	0.00	0.00	0.00			0.00
Company Auto	0.00	0.00	0.00	0.00			0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00			0.00
Equipment Rental	0.00	0.00	0.00	0.00			0.00
Fixed Assets	0.00	0.00	0.00	0.00			0.00
Forms & Printing	0.00	0.00	0.00	0.00			0.00
Insurance	0.00			0.00			0.00
Meals & Entertainment	0.00	0.00	0.00	0.00			0.00
Miscellaneous	0.00	0.00	0.00	0.00			0.00
Office Expense	0.00			0.00			0.00
Postage	0.00			0.00			0.00
Prepaid Expenses	0.00	0.00	0.00	0.00			0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00			0.00
Rent	0.00			0.00			0.00
Repairs & Maintenance	0.00	0.00	0.00	0.00			0.00
Roadgard	0.00	0.00	0.00	0.00			0.00
Seminars & Meetings	0.00	0.00	0.00	0.00			0.00
Taxes & Licenses	0.00	0.00	0.00	0.00			0.00
Telephone	0.00			0.00			0.00
Temporary Agency Staff	0.00			0.00	0.00		0.00
Travel	0.00			0.00	0.00		0.00
Utilities	0.00			0.00	0.00		0.00
Interest to Finova	0.00			0.00			0.00
Payroll Paid TTG	57,512.77	8,548.26	48,964.51	0.00	57,512.77		57,512.77
Employee Witholding of Insurance/etc	(1,767.68)		(1,767.68)	0.00	(1,767.68)		(1,767.68)
Restructuring Officer	0.00			0.00			0.00
Insurance Renewal	0.00			0.00			0.00
Voyager Payment	0.00			0.00			0.00
Pre-Filing Prepays	0.00			0.00			0.00
Deposit to Lender	0.00			0.00			0.00
US Trustee	0.00			0.00			0.00
Bankruptcy Professionals	0.00			0.00			0.00
Other	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00			0.00
	0.00			0.00	0.00		0.00
	0.00			0.00			0.00

	55,745.09	8,548.26	47,196.83	0.00	55,745.09	0.00	55,745.09

	0.00	0.00	0.00	0.00	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 12/8/2006	Period Ending 12/22/2006	Period Ending 12/29/2006	Total
Corporate
Salary expense	$18,146.78	$11,223.08	$17,623.08	$46,992.94
FICA/FUTA/SUTA	$951.56	$421.90	$260.63	$1,634.09
401(k) match	$168.74	$168.74		$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$19,267.08	$11,813.72	$17,883.71	$48,964.51
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$17,141.08	$2,115.38		$19,256.46
FICA/FUTA/SUTA	$1,306.31	$160.85		$1,467.16
401(k) match	$98.82	$63.46		$162.28
Overtime	$—	$—		$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$18,546.21	$2,339.69	$—	$20,885.90
Period Total	$37,813.29	$14,153.41	$17,883.71	$69,850.41
401(k) payable	$(867.30)	$(761.23)		$(1,628.53)
Payable to reimbursement	$—	$—		$—
Dental insurance	$(25.86)	$—		$(25.86)
Cancer insurance	$(13.46)	$—		$(13.46)
Life insurance	$(9.28)	$(4.76)		$(14.04)
Contingent health liability	$(50.55)	$(35.24)		$(85.79)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—
	$36,846.84	$13,352.18	$17,883.71	$68,082.73

	$(966.45)	$(801.23)	$—	$(1,767.68)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$20,807.21	$9,036.96	$12,224.73	$42,068.90
Wage Garnishments	$—	$—		$—
Federal Tax	$4,068.56	$2,325.87	$2,841.62	$9,236.05
EE SS Tax	$1,746.15	$388.52	$1,114.43	$3,249.10
ER SS Tax	$1,746.14	$388.52	$—	$2,134.66
EE Med Tax	$511.72	$194.23	$260.63	$966.58
ER Med Tax	$511.72	$194.21	$260.63	$966.56
State/local Tax	$1,872.01	$823.85	$1,181.67	$3,877.53
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$36,846.83	$13,352.16	$17,883.71	$68,082.70

				$—
reconciliation	$(0.01)	$(0.02)	$—	$(0.03)
Accrual	$966.44	$801.21	$—	$1,767.65

PAYROLL - TICO

	Period Ending 12/8/2006	Period Ending 12/22/2006	Period Ending 12/29/2006	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—
Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23		$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08		$584.16
401(k) match	$98.82	$98.82		$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$—	$8,548.26
Total
Salary expense	$3,883.23	$3,883.23	$—
FICA/FUTA/SUTA	$292.08	$292.08	$—
401(k) match	$98.82	$98.82	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,274.13	$4,274.13	$—

THE THAXTON GROUP	Wachovia # 2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL	2079900431038	Case No. -
Wachovia December-06	540439122
Monthly Court Report for	2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(7,748.68)	—	—	—	—	—		(7,748.68)	—	(7,748.68)	—	(7,748.68)

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,381,596.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	123,655.47	—	1,381,596.09	—	1,381,596.09
Outstanding Checks	—					—			—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	1,381,596.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	123,655.47	—	1,381,596.09	—	1,381,596.09

									—	—
Cash Disbursements - Loans									—	—
									—	—
Gross Wages	1,439,978.10	181,980.74	151,731.98	81,715.26	43,723.82	492,187.66	175,411.15	313,227.49	—	1,439,978.10
Federal Tax	159,716.49	14,572.14	13,854.75	5,348.98	2,985.39	57,508.31	14,365.07	51,081.85	—	159,716.49
SS Tax	71,252.71	10,464.65	9,113.89	4,994.11	2,651.99	23,808.98	10,631.14	9,587.95	—	71,252.71	—	71,252.71
Med Tax	20,418.53	2,577.01	2,131.45	1,168.01	620.22	6,996.70	2,485.31	4,439.83	—	20,418.53
EIC	(88.76)	—	—	—	—	(88.76)	—	—	—	(88.76)	—	(88.76)
State Tax	57,194.42	6,905.87	374.56	2,267.00	1,789.98	22,342.07	6,482.73	17,032.21	—	57,194.42	—	57,194.42
Advance	(256.24)	—	—	—	—	—	—	(256.24)	—	(256.24)	—	(256.24)
Mileage	(28,172.80)	(5,726.35)	(4,208.56)	(1,778.78)	(1,258.91)	(9,589.54)	(5,610.66)	—	—	(28,172.80)	—	(28,172.80)
Miscellaneous	(535.02)	(182.85)	(27.07)	—	—	(304.74)	(20.36)	—	—	(535.02)	—	(535.02)
Shortage	—	—	—	—	—	—	—	—	—	—	—	—
STD	1,211.42	113.57	157.91	113.57	33.24	428.41	199.44	165.28	—	1,211.42	—	1,211.42
Medical	22,431.19	3,473.08	3,764.24	936.74	735.50	7,338.81	2,537.24	3,645.58	—	22,431.19	—	22,431.19
401K Loans	2,742.72	547.90	86.54	80.50	—	1,060.16	116.66	850.96	—	2,742.72	—	2,742.72
401K Deducts	14,959.89	1,875.26	115.56	566.43	—	3,874.05	459.05	8,069.54	—	14,959.89	—	14,959.89
AHL Dental	5,107.64	684.22	905.88	179.84	182.62	1,701.08	848.04	605.96	—	5,107.64	—	5,107.64
AHL Cancer	827.94	107.38	25.84	48.84	32.08	340.82	81.90	191.08	—	827.94	—	827.94
AHL Life	2,307.02	368.66	302.07	155.34	78.58	697.53	439.76	265.08	—	2,307.02	—	2,307.02
Flex Med	3,340.20	—	42.50	—	—	519.48	336.78	2,441.44	—	3,340.20	—	3,340.20
Dep Care	384.60	—	—	—	—	—	—	384.60	—	384.60	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—	—	—	—	—
Garnishment fee	41.00	8.00	4.00	4.00	—	19.00	6.00	—	—	41.00	—	41.00
Garnishment	617.40	207.54	169.08	—	—	240.78	—	—	—	617.40	—	617.40
Bankrpc	1,060.00	195.00	—	865.00	—	—	—	—	—	1,060.00	—	1,060.00
Child support	6,154.58	1,106.00	633.82	601.66	—	2,212.78	1,600.32	—	—	6,154.58	—	6,154.58
Tax Levy	621.76	41.34	—	—	—	580.42	—	—	—	621.76	—	621.76
Fringe	38,497.45	1,273.93	5,952.27	467.02	81.21	14,825.82	3,355.28	12,541.92	—	38,497.45	—	38,497.45
STD Net	—	—	—	—	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
	379,956.94	38,612.35	33,398.73	16,018.26	8,054.70	134,512.16	38,313.70	111,047.04	—	379,956.94	—	379,956.94
	—	—	—	—	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—	—	—	—	—
Wage Garnishments	11,500.73	1,549.88	802.90	1,466.66	—	3,033.98	1,600.32	—	—	11,500.73	—	11,500.73
Federal Tax	205,992.96	14,572.14	13,854.75	5,348.98	2,985.39	57,508.31	14,365.07	51,081.85	—	205,992.96		205,992.96
EE SS Tax	97,272.06	10,464.65	9,113.89	4,994.11	2,651.99	23,808.98	10,631.14	9,587.95	—	97,272.06		97,272.06
ER SS Tax	97,340.08	10,464.67	9,136.06	4,994.09	2,651.98	23,809.01	10,673.27	9,587.96	—	97,340.08		97,340.08
EE Med Tax	27,039.63	2,577.01	2,131.45	1,168.01	620.22	6,996.70	2,485.31	4,439.83	—	27,039.63		27,039.63
ER Med Tax	27,055.51	2,577.01	2,136.64	1,167.97	620.21	6,995.68	2,496.16	4,439.85	—	27,055.51		27,055.51
State Tax	57,280.74	6,905.87	374.56	2,267.00	1,789.98	22,342.07	6,482.73	17,032.21	—	57,280.74		57,280.74
Futa	2,658.68	404.45	321.84	208.01	56.86	585.70	357.14	52.19	—	2,658.68		2,658.68
Suta	10,127.03	2,386.33	1,047.46	571.62	252.06	1,975.51	1,206.59	175.92	—	10,127.03		10,127.03
	—	—	—	—	—	—	—	—	—	—		—
Total Amt Debited from our Acct		—	—	—	—	—	—	—	—	—		—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15		1,380,166.15
Manual Checks	—								—	—		—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15	—	1,380,166.15

	(6,318.74)	—	—	—	—	—	—	(6,318.74)	—	(6,318.74)	—	(6,318.74)

Book Balance per bank rec.	(6,318.74)		—		—	—		(6,318.74)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 12/31/2006

Aged Accounts Receivable

(Gross Balance as of 12/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$73,321,326	$73,321,326	$—	$—	$—
Potential (1-30)	$3,603,146	$3,603,146	$—	$—	$—
31-60 Days	$2,346,876	$2,346,876	$—	$—	$—
61-90 Days	$1,372,344	$1,372,344	$—	$—	$—
91 and Over	$1,248,461	$1,248,461	$—	$—	$—
Total Delinquency	$8,570,827	$8,570,827	$—	$—	$—
Total Gross Receivables	$81,892,153	$81,892,153	$—	$—	$—

Post Accounts Payable
(As of 12/31/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period December-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$78,266,295
Plus Amounts billed during the period	$11,101,919
Sold Receivables during month
Less Amounts collected during the period	($7,476,062)
Total Accounts Receivable at the end of the reporting period	$81,892,153

Accounts Receivable Aging	Amount
0-30 days old	$76,924,471
31-60 days old	$2,346,876
61-90 days old	$1,372,344
91+ days old	$1,248,461
Total Accounts Receivable	$81,892,153
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$81,892,153

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Dec-06

	Consolidated Totals	ELIMINATIONS	HOLDING COMPANY THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	73,464,984.72	(3,410,817.00)	57,761.00	733,168.00	(32,028,964.28)	(45,865,183.44)
Cash Transfers between companies	—		(1,385,204.16)				1,111,076.35	274,127.81
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(13,953.70)				14,413.20	(459.50)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		212,500.30				(212,500.30)
Payroll	—
Analysis charges	—
Audit & tax accrual	(2,332.06)		—			(2,332.06)	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 12/31/06	(2,332.06)	6,248,675.00	72,278,327.16	(3,410,817.00)	57,761.00	730,835.94	(31,115,975.03)	(45,591,515.13)

	(2,332.06)	6,248,675.00	72,278,327.16	(3,410,817.00)	57,761.00	730,835.94	(31,115,975.03)	(45,591,515.13)

Balance Sheet - December 31, 2006	—	6,248,675.00	72,278,327.00	(3,410,817.00)	57,761.00	730,836.41	(31,115,974.00)	(45,591,515.00)